EXHIBIT NUMBER 10.48

                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
               ACCOUNT PURCHASE AND CREDIT CARD PROGRAM AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED ACCOUNT PURCHASE AND CREDIT CARD PROGRAM AGREEMENT (this "Amendment") dated as of October 7, 1997 is entered into by and among LEVITZ FURNITURE CORPORATION ("Parent"), a Florida corporation with its principal place of business and chief executive offices located at 6111 Broken Sound Parkway NW, Boca Raton, Florida 33487, its subsidiary operating corporations (collectively, "Operating Subsidiaries"), LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation, LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation, LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation, LEVITZ SHOPPING SERVICE, INC., a Florida corporation, and JOHN M. SMYTH COMPANY, an Illinois corporation, all with their principal places of business and chief executive offices located at 6111 Broken Sound Parkway NW, Boca Raton, Florida 33487, and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), a New York corporation having its administrative office located at 260 Long Ridge Road, Stamford, Connecticut 06902, with reference to the following facts:

                                   WITNESSETH:

         WHEREAS, GE Capital, Parent and Operating Subsidiaries entered into that certain Second Amended and Restated Account Purchase and Credit Card Program Agreement dated as of September 5, 1997 by and among Parent, Operating Subsidiaries and GE Capital (the "Agreement"). Unless otherwise defined in this Amendment, (i) capitalized terms used herein shall have the meanings attributed to them in the Agreement, and (ii) references to sections shall refer to sections of the Agreement.

         WHEREAS, on September 5, 1997, Parent and Operating Subsidiaries commenced the Chapter 11 Cases.

         WHEREAS, Parent and Operating Subsidiaries continue to operate their business and manage their properties as debtors and debtors in possession pursuant to Section 1107(a) and 1108 of the Bankruptcy Code.

         WHEREAS, Parent and Operating Subsidiaries have requested certain amendments be made to the Agreement, and GE Capital has agreed to such amendments on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the continued performance by Parent and Operating Subsidiaries of their promises and obligations under the Agreement and the other documents related thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, Operating Subsidiaries and GE Capital hereby agree as follows:

                                    AGREEMENT

         1. AMENDMENT TO AGREEMENT. The Agreement shall be amended as follows:

         1.1 Section 5.12 is hereby amended by deleting the word "four" and substituting the word "five" therefor.

         1.2 Section 8(j) is hereby amended by deleting the following phrase:

                  ", and copies of all documents and other information distributed by or on behalf of the Debtors to an official committee of creditors or any other official committee appointed in the Chapter 11 Cases (except to the extent such information is subject to a

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                  confidentiality agreement between the Debtors and such
                  committee)."

         1.3 Section 12.3 is hereby amended by adding the following phrase at the end thereof: "; provided, that no such termination fee shall be payable if Parent and Operating Subsidiaries enter into a private label credit card program or other replacement or modification of the facility established under this Agreement with the Monogram Credit Card Bank of Georgia."

         1.4 Section 13.2 is hereby amended by deleting the word "four" and substituting the word "five" therefor.

         2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective upon execution thereof by the parties hereto and entry of the Approval Order modified as set forth in Exhibit A hereto; provided that the amendment to
Section 8(j) shall be deemed to have taken effect as of September 5, 1997.

         3. REFERENCE TO AGREEMENT. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Agreement as amended hereby.

         4. ENTIRE AGREEMENT. This Amendment, together with the Agreement, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Agreement shall remain in full force and effect.

         5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that the representations and warranties contained in the Agreement were true and correct in all material respects when made and, except to the extent that a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) Parent or any Operating Subsidiary has previously otherwise advised GE Capital in writing as contemplated under the Agreement, are true and correct in all material respects as of the date hereof. The Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. Parent and Operating Subsidiaries hereby confirm that the disposition of merchandise by a liquidator does not constitute sales in the ordinary course of business.

         6. MISCELLANEOUS.

            6.1 COUNTERPARTS. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement.

            6.2 AUTHORITY. Each Person executing this Amendment represents and warrants that he or she is lawfully authorized and empowered to execute this Amendment on behalf of the entity on whose behalf such Person is signing, and that upon execution, this Amendment will be binding upon such entity, without any further approval, ratification or other action.

            6.3 HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

            6.4 GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

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            6.5 NO WAIVER. Except as specifically set forth in paragraphs 1 and
2 of this Amendment, the execution, delivery and effectiveness of this Amendment shall not (a) limit, constitute a waiver of or otherwise affect any right, power or remedy by GE Capital under the Agreement, (b) constitute a waiver of any provision in the Agreement, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

            6.6 CONFLICT OF TERMS. In the event of any inconsistency between the provisions of this Amendment and any provision of the Agreement, the terms and provisions of this Amendment shall govern and control.

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         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

                                      GENERAL ELECTRIC CAPITAL CORPORATION

                                      By: /s/ JAMES C. UYAI
                                          -----------------------------------
                                      Name:  JAMES C. UYAI
                                      Title: DULY AUTHORIZED SIGNATORY

                                      LEVITZ FURNITURE CORPORATION

                                      By: /s/ PATRICK J. NOLAN
                                          -----------------------------------
                                      Name:  PATRICK J. NOLAN
                                      Title:

                                      LEVITZ FURNITURE COMPANY OF THE
                                      MIDWEST, INC.

                                      By: /s/ PATRICK J. NOLAN
                                          -----------------------------------
                                      Name:  PATRICK J. NOLAN
                                      Title:

                                      LEVITZ FURNITURE COMPANY OF THE
                                      PACIFIC, INC.

                                      By: /s/ PATRICK J. NOLAN
                                          -----------------------------------
                                      Name:  PATRICK J. NOLAN
                                      Title:

                                      LEVITZ FURNITURE COMPANY OF
                                      WASHINGTON, INC.

                                      By: /s/ PATRICK J. NOLAN
                                          -----------------------------------
                                      Name:  PATRICK J. NOLAN
                                      Title:

                                      JOHN M. SMYTH COMPANY

                                      By: /s/ PATRICK J. NOLAN
                                          -----------------------------------
                                      Name:  PATRICK J. NOLAN
                                      Title:

                                      LEVITZ SHOPPING SERVICE, INC.

                                      By: /s/ PATRICK J. NOLAN
                                          -----------------------------------
                                      Name:  PATRICK J. NOLAN
                                      Title:

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